EXHIBIT 23.2

                                   CONSENT OF
                        MIRSKY, FURST & ASSOCIATES, P.A.

         We hereby consent to the incorporation by reference in this Prospectus constituting part of the Registration Statement of Form S-8 of our reports appearing in the CRYO-CELL INTERNATIONAL, INC., a Delaware corporation, Form 10-KSB filed for the year ended November 30, 1998.


Dated: /s/ NOVEMBER 5, 1999              /s/ MIRSKY, FURST & ASSOCIATES, P.A
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